SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 9, 2018.

MFS® Lifetime® 2060 Fund

Effective September 1, 2018, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Joseph Flaherty, Jr.	2016	Investment Officer of MFS
Natalie Shapiro	September 2018	Investment Officer of MFS
Effective September 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
Portfolio Manager	Primary Role	Five Year History
Joseph Flaherty, Jr.	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 1993
Natalie Shapiro	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 1997

1035664                            1                                                                                                     ML6-SUP-I-080918